UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

SPDR® GOLD TRUST

SPONSORED BY WORLD GOLD TRUST SERVICES, LLC

(Name of Registrant as Specified In Its Charter)

Steven J. Glusband, Esq.

Austin D. Keyes, Esq.

Carter Ledyard & Milburn LLP

2 Wall Street

New York, New York 10005

(212) 732-3200

glusband@clm.com

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
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SPDR® Gold Trust Consent Solicitation – Sponsored by World Gold Trust Services, LLC

Record Date: June 9, 2014

Mail Date: June 26, 2014 (approximately)

Vote Cut-off Date: July 18, 2014, adjourned to August 29, 2014

Additional Materials:

Item 1. Spdrgoldshare.com consent solicitation update notice.

Item 2. Adjournment mailer to shareholders – U.S.

Item 3. Adjournment Notice to shareholders in Singapore and filed on SGX and the Mexican Stock Exchange–Singapore and Mexico.

Item 4. Adjournment Notice to shareholders and filed on HKEX -Hong Kong.

Item 5. Adjournment Notice to shareholders – Japan.

Item 6. Tdnet adjournment notification – Japan.

Item 1

Important Information (Updated July 17, 2014)

World Gold Trust Services, LLC, as sponsor of the SPDR® Gold Trust, or the Trust, filed a Consent Solicitation Statement with the U.S. Securities and Exchange Commission on June 19, 2014 with respect to a proposal to amend the Trust Indenture of the Trust. The shareholder voting period has been extended to August 29, 2014, subject to early termination of this Consent Solicitation, including if the consent of Shareholders holding 51% of the Trust’s outstanding Shares has been received for the two proposals, or the extension of the voting period at the discretion of the Sponsor.

Your vote is important. If you have questions regarding a shareholder correspondence e-mail you received from proxyvote.com on July 11, 2014 concerning your shares, click here, or call (855) 601-2254.

Please click HERE to view the Consent Solicitation Statement.

If you have any questions about this Consent Solicitation, please contact our solicitation agent Broadridge Financial Solutions, Inc., toll-free at +1 (855) 601–2254. Please note that you will be subject to toll charges if you are calling from outside the U.S., Canada or Mexico.

Item 2

URGENT: YOUR VOTE IS CRITICAL

Time is Running Out!

PLEASE VOTE TODAY

By now, you should have received a proxy package in the mail regarding an important Consent Solicitation for the SPDR® Gold Trust for which the voting period has been extended to August 29, 2014, subject to early termination of this Consent Solicitation, including if the consent of Shareholders holding 51% of the Trust’s outstanding Shares has been received for the two proposals, or the extension of the voting period at the discretion of the Sponsor.

According to our records, we have not received your vote!

It is important that we receive your vote by August 29, 2014 because it will help to avoid further adjournments. If you have any questions or would like to vote, please call the number listed below:

1-855-601-2254

Your vote is important no matter the size of your holdings. The SPDR® Gold Trust has made it very easy for you to vote. Choose one of the following methods:

Vote by Internet	Vote by Mail	Call
Visit the Website noted on your proxy card and enter the control number that appears on the proxy card. Follow the on-screen prompts to vote.	Return the executed proxy card in the postage-paid envelope provided so it is received by August 29, 2014.

Call the phone number above Monday – Friday, 9:30am – 10pm, Eastern time to speak with a proxy specialist.

OR

Call the toll free touch-tone phone number listed on your proxy card. Have your proxy card with control number available. Follow the touch-tone prompts to vote.

THANK YOU FOR YOUR PARTICIPATION.

GLD A1

Item 3

URGENT: YOUR VOTE IS CRITICAL

Time is Running Out!

PLEASE VOTE TODAY

By now, you should have received a proxy package in the mail regarding an important Consent Solicitation for the SPDR® Gold Trust for which the voting period has been extended to August 29, 2014, subject to early termination of this Consent Solicitation, including if the consent of Shareholders holding 51% of the Trust’s outstanding Shares has been received for the two proposals, or the extension of the voting period at the discretion of the Sponsor.

According to our records, we have not received your vote!

It is important that we receive your vote by August 29, 2014 because it will help to avoid further adjournments. If you have any questions or would like to vote, please call the number listed below:

1-855-601-2254

Your vote is important no matter the size of your holdings. The SPDR® Gold Trust has made it very easy for you to vote. Please vote using the following method:

Vote by Mail

Return the executed proxy card in the postage-paid envelope provided so it is received by August 29, 2014.

THANK YOU FOR YOUR PARTICIPATION.

GLD A1

Item 4

IMPORTANT: This document is important and requires your immediate attention. If you are in doubt or have questions about the contents of this document, you should seek independent professional advice.

The Stock Exchange of Hong Kong Limited, Hong Kong Securities Clearing Company Limited, Hong Kong Exchanges and Clearing Limited and the Securities and Futures Commission take no responsibility for the contents of this document, make no representation as to its accuracy or completeness and expressly disclaim any liability whatsoever for any loss howsoever arising from or in reliance upon the whole or any part of the contents of this document.

SPDR® GOLD TRUST

(the “Trust”)

(A collective investment scheme authorised under

Section 104 of the Securities and Futures Ordinance (Cap. 571) of Hong Kong1)

(Stock Code: 2840)

NOTICE OF AMENDMENT TO THE TRUST INDENTURE AND

PROPOSAL AND SOLICITATION FOR CONSENT

TO AMEND THE TRUST INDENTURE OF THE TRUST

Please note that the voting period has been extended to 29 August 2014 (and may be further extended at the discretion of the Sponsor). The voting period may also be subject to early termination if the consent of Shareholders holding 51% of the Trust’s outstanding Shares has been received for the two proposals. Hong Kong shareholders will be given a minimum of three days notice prior to the definitive implementation date for the two proposals. The record date has not been changed and remains as 9 June 2014. Please refer to the consent solicitation statement dated 19 June 2014 for more information.

Terms not otherwise defined in this notice shall have the meanings defined in the trust indenture, as amended, of the Trust.

URGENT: YOUR VOTE IS CRITICAL

Time is Running Out!

PLEASE VOTE TODAY

By now, you should have received a proxy package in the mail regarding an important Consent Solicitation for the SPDR® Gold Trust for which the voting period has been extended to 29 August 2014 (and may be further extended at the discretion of the Sponsor). The voting period may also be subject to early termination if the consent of Shareholders holding 51% of the Trust’s outstanding Shares has been received for the two proposals. Hong Kong shareholders will be given a minimum of three days notice prior to the definitive implementation date for the two proposals.

[1]	Securities and Futures Commission’s authorization is not a recommendation or endorsement of a scheme nor does it guarantee the commercial merits of a scheme or its performance. It does not mean the scheme is suitable for all investors nor is it an endorsement of its suitability for any particular investor or class of investors.

GLD A1

According to our records, we have not received your vote!

It is important that we receive your vote by 29 August 2014 because it will help to avoid further adjournments. If you have any questions or would like to vote, please call the number listed below:

1-855-601-2254

Your vote is important no matter the size of your holdings. The SPDR® Gold Trust has made it very easy for you to vote. Please vote using the following method:

Vote by Mail

Return the executed proxy card in the postage-paid envelope provided so it is received by 29 August 2014.

THANK YOU FOR YOUR PARTICIPATION.

Additional Information

If you are in doubt or have questions about the contents of this notice, or if you would like additional information, please contact the solicitation agent, Broadridge Financial Solutions, Inc., at +1-855-601-2254 (which is toll-free if you are calling from the United States, Canada or Mexico; otherwise you will incur a telephone call toll charge) or State Street Global Advisors Asia Limited (as the Hong Kong Representative of the Trust (the “Hong Kong Representative”)) at 68/F Two International Finance Centre, 8 Finance Street, Central, Hong Kong or by calling +852 2103 0100.

The Trust Indenture, the proposed amendments to the Trust Indenture and the U.S. consent solicitation statement will be available for inspection, free of charge, at the office of the Hong Kong Representative. The Sponsor accepts full responsibility for the accuracy of the information contained in this notice and confirms, having made all reasonable enquiries, that to the best of its knowledge and belief, there are no other facts the omission of which would make any statement misleading.

World Gold Trust Services, LLC

as Sponsor of the Trust

18 July 2014

Item 5

[Translation]

July 2014

To beneficial owners

World Gold Trust Services, LLC

URGENT REQUEST

Please cooperate by voting for the amendment to the Trust Indenture

Dear Sirs & Mesdames,

By now, you should have received proxy voting instruction materials in the mail regarding an important Consent Solicitation for the SPDR® Gold Trust, for which the voting period has been extended to August 29, 2014 (Friday), subject to early termination of this Consent Solicitation, including if the consent of Shareholders holding 51% of the Trust’s outstanding Shares has been received for the two proposals, or the extension of the voting period at the discretion of the Sponsor. We appreciate that many of you would cooperate for going to the trouble to vote, no matter the size of your holdings, by the said date.

We would appreciate you immediately filling-in (a circle indicating for, against or abstention) in the proxy voting instructions (post card) enclosed in the proxy voting instruction materials originally sent to you early this month, and putting it in a post box without a postage stamp. Although the post card states that it is valid until July 18, 2014, that validity has been extended, so please put the card in a post box to arrive at our office by August 29, 2014 (Friday).

We apologize for any inconvenience if you have already sent the proxy voting instructions.

If you have any questions, please contact:

(Share-handling service agent)

Sumitomo Mitsui Trust Bank, Limited, Stock Transfer Agency Department

8-4, Izumi, 2-Chome

Suginami-ku, Tokyo, Japan

(Transfer Agency business center)

Post Code: 168-0063

Toll-free Phone Number: 0120-782-031 (Weekdays, 9 a.m. - 5 p.m.)

GLD A1

Item 6

[Translation]

Notification of Extension of the Voting Deadline

regarding Amendments to the Trust Indenture of a Listed Investment Trust

Date submitted: July 18, 2014

To All Persons Concerned,

Name of Management Company	World Gold Trust Services, LLC (Company Code Number: 13264)

Name and Title of Representative	Name: Kevin Feldman Title: Chief Executive Officer

Nishimura & Asahi
Address of Attorney-in-Fact	Ark Mori Bldg 12-32, Akasaka 1-chome Minato-ku, Tokyo, Japan

Name of Attorney-in-Fact	Name: Kei Ito Attorney-at-Law

Contact Information for Inquiries	Nishimura & Asahi Name: Tomoko Yanase Attorney-at-Law Telephone Number: (03)5562-8500

Pursuant to the “Notification of Amendments to the Trust Indenture of a Listed Investment Trust and Record Date Regarding Voting of Beneficial Owners” dated May 30, 2014, we gave notice of the voting deadline in U.S. (July 18, 2014) regarding the consent solicitation (the “Consent Solicitation”) for amendments to the trust indenture of SPDR® Gold Trust (the “Trust”) dated November 12, 2004 between us, as Sponsor, and The Bank of New York Mellon, as Trustee, as amended, regarding SPDR® Gold Shares (Code Number: 1326; the “Shares”) (for which we act as the Sponsor and the Management Company).

We hereby give notice to extend the voting deadline in the U.S. regarding amendments to the trust indenture as below. Accordingly, the voting deadline for the beneficial owners in Japan has also been extended to the same date, subject to early termination of this Consent Solicitation, including if the consent of the shareholders holding 51% of the Trust’s outstanding Shares has been received for the two proposals, or the extension of the voting period at the discretion of the Sponsor. We would like all of the beneficial owners in Japan to fill out the proxy voting instructions (post card) and post it so that it arrives no later than the extended deadline. Although the post card states that it is valid until July 18, 2014, it can still be posted after that date.

Voting Deadline in U.S. (extended)	August [29], 2014